UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 4, 2004

COVENTRY HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16477	52-2073000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817
 (Address of principal executive offices) (Zip Code)

(301) 581-0600
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 24(b))

☐ Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 24(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On November 4, 2004 Dale B. Wolf was elected to the Company’s Board of Directors effective January 1, 2005. This follows Mr. Wolf’s appointment as Chief Executive Officer effective January 1, 2005, which was reported on Form 8–K on September 23, 2004.

ITEM 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

     Effective November 4, 2004 Coventry’s Board of Directors approved an amendment to the bylaws of the Company to provide that the positions of Chief Executive Officer and President may be held by more than one person and to delete the position of Chief Operating Officer as a required officer. A copy of the amended bylaws is attached to this Form 8–K as exhibit 3.2.4.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

c)	Exhibits

	Exhibit No.	Description of Exhibit

	3.2.4	Coventry Health Care, Inc.’s amended bylaws

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

/s/ Dale B. Wolf

Dale B. Wolf
Executive Vice President, Chief Financial Officer and Treasurer

Dated: November 10, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2.4	Coventry Health Care, Inc.’s amended bylaws